POWER OF ATTORNEY

I, Jeffrey K. Cimini, the undersigned Director of Fidelity Investments Life Insurance Company ("Fidelity"), hereby constitute and appoint Edward M. Shea, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities but only so long as I remain a Director, (i) Post-Effective Amendment Number 5 to Registration Statement (File No. 333-141878) of Fidelity, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof and (ii) all initial Registration Statements of the Fidelity, all Pre-Effective Amendments to any Registration Statements, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

/s/Jeffrey K. Cimini April 19, 2010

Jeffrey K. Cimini

POWER OF ATTORNEY

I, William R. Ebsworth, the undersigned Director of Fidelity Investments Life Insurance Company ("Fidelity"), hereby constitute and appoint Edward M. Shea, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities but only so long as I remain a Director, (i) Post-Effective Amendment Number 5 to Registration Statement (File No. 333-141878) of Fidelity, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof and (ii) all initial Registration Statements of the Fidelity, all Pre-Effective Amendments to any Registration Statements, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

/s/William R. Ebsworth September 11, 2009

William R. Ebsworth

POWER OF ATTORNEY

I, Kathleen A. Murphy, the undersigned Director of Fidelity Investments Life Insurance Company ("Fidelity"), hereby constitute and appoint Edward M. Shea, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities but only so long as I remain a Director, (i) Post-Effective Amendment Number 5 to Registration Statement (File No. 333-141878) of Fidelity, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof and (ii) all initial Registration Statements of the Fidelity, all Pre-Effective Amendments to any Registration Statements, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

/s/Kathleen A. Murphy September 7, 2009

Kathleen A. Murphy

POWER OF ATTORNEY

I, Rodney R. Rohda, the undersigned Director of Fidelity Investments Life Insurance Company ("Fidelity"), hereby constitute and appoint Edward M. Shea, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities but only so long as I remain a Director, (i) Post-Effective Amendment Number 5 to Registration Statement (File No. 333-141878) of Fidelity, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof and (ii) all initial Registration Statements of the Fidelity, all Pre-Effective Amendments to any Registration Statements, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

/s/Rodney R. Rohda September 6, 2009

Rodney R. Rohda

POWER OF ATTORNEY

I, Roger T. Servison, the undersigned Director of Fidelity Investments Life Insurance Company ("Fidelity"), hereby constitute and appoint Edward M. Shea, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities but only so long as I remain a Director, (i) Post-Effective Amendment Number 5 to Registration Statement (File No. 333-141878) of Fidelity, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof and (ii) all initial Registration Statements of the Fidelity, all Pre-Effective Amendments to any Registration Statements, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

/s/Roger T. Servison September 4, 2009

Roger T. Servison

POWER OF ATTORNEY

I, Jon J. Skillman, the undersigned Director of Fidelity Investments Life Insurance Company ("Fidelity"), hereby constitute and appoint Edward M. Shea, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities but only so long as I remain a Director, (i) Post-Effective Amendment Number 5 to Registration Statement (File No. 333-141878) of Fidelity, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof and (ii) all initial Registration Statements of the Fidelity, all Pre-Effective Amendments to any Registration Statements, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

/s/Jon J. Skillman September 8, 2009

Jon J. Skillman

POWER OF ATTORNEY

I, G. Michael Slovak, the undersigned Director of Fidelity Investments Life Insurance Company ("Fidelity"), hereby constitute and appoint Edward M. Shea, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities but only so long as I remain a Director, (i) Post-Effective Amendment Number 5 to Registration Statement (File No. 333-141878) of Fidelity, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof and (ii) all initial Registration Statements of the Fidelity, all Pre-Effective Amendments to any Registration Statements, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

/s/G. Michael Slovak September 9, 2009

G. Michael Slovak

POWER OF ATTORNEY

I, Miles Mei, the undersigned Treasurer of Fidelity Investments Life Insurance Company ("Fidelity"), hereby constitute and appoint Edward M. Shea, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities but only so long as I remain a Treasurer, (i) Post-Effective Amendment Number 5 to Registration Statement (File No. 333-141878) of Fidelity, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof and (ii) all initial Registration Statements of the Fidelity, all Pre-Effective Amendments to any Registration Statements, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

/s/Miles Mei September 16, 2009

Miles Mei

POWER OF ATTORNEY

I, Jeffrey K. Cimini, the undersigned President of Fidelity Investments Life Insurance Company ("Fidelity"), hereby constitute and appoint Edward M. Shea, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities but only so long as I remain a President, (i) Post-Effective Amendment Number 5 to Registration Statement (File No. 333-141878) of Fidelity, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof and (ii) all initial Registration Statements of the Fidelity, all Pre-Effective Amendments to any Registration Statements, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

/s/ Jeffrey K. Cimini April 19, 2010
Jeffrey K. Cimini